Earnings Release Supplement Second Quarter 2026 (UNAUDITED) August 5, 2026

Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

1 Forward-Looking Statements We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans, and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking by their nature: • our ability to increase our dividend per share of common stock; • the state of the U.S. economy generally or in specific geographic regions in which we operate, and the effect of general economic conditions on the lodging industry and our business in particular; • market trends in our industry, interest rates, real estate values and the capital markets; • our business and investment strategy and, particularly, our ability to identify and complete hotel acquisitions and dispositions; • our projected operating results; • actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of such actions, initiatives and policies; • our ability to manage our relationships with our management companies and franchisors; • our ability to maintain our existing and future financing arrangements; • changes in the value of our properties; • the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; • our ability to satisfy the requirements for qualification as a REIT under the U.S. Tax Code; • our ability to repay or refinance our indebtedness as it matures or becomes callable by lenders; • the availability of qualified personnel; • our ability to make distributions to our stockholders in the future; • the general volatility of the market price of our securities; and • the degree and nature of our competition. Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. These factors are discussed under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other documents we have filed with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement is effective only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law we are not obligated to, and do not intend to, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, this presentation contains certain unaudited historical and pro forma information and metrics which are based or calculated from historical data that is maintained or produced by Summit Hotel Properties, Inc. or third parties. This presentation contain statistics and other data that may have been obtained from, or compiled from, information made available by third-parties.

2 Non-GAAP Financial Measures We disclose certain “non-GAAP financial measures,” which are measures of our historical financial performance. Non-GAAP financial measures are financial measures not prescribed by Generally Accepted Accounting Principles ("GAAP"). These measures are as follows: (i) Funds From Operations (“FFO”) and Adjusted Funds from Operations ("AFFO"), (ii) Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA"), Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") and Adjusted EBITDAre (as described below). We caution investors that amounts presented in accordance with our definitions of non-GAAP financial measures may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP financial measures in the same manner. Our non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of our operating performance. Our non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, debt service obligations and other commitments and uncertainties. Although we believe that our non- GAAP financial measures can enhance the understanding of our financial condition and results of operations, these non-GAAP financial measures are not necessarily better indicators of any trend as compared to a comparable measure prescribed by GAAP such as net income (loss). FFO and AFFO As defined by Nareit, FFO represents net income or loss (computed in accordance with GAAP), excluding preferred dividends, gains (or losses) from sales of real property, impairment losses on real estate assets, items classified by GAAP as extraordinary, the cumulative effect of changes in accounting principles, plus depreciation and amortization related to real estate assets, and adjustments for unconsolidated partnerships, and joint ventures. AFFO represents FFO excluding amortization of deferred financing costs, franchise fees, equity-based compensation expense, transaction costs, debt transaction costs, premiums on redemption of preferred shares, losses from net casualties, non-cash interest income and non-cash income tax related adjustments to our deferred tax asset. Unless otherwise indicated, we present FFO and AFFO applicable to our common shares and common units. We present FFO and AFFO because we consider FFO and AFFO an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO and AFFO when reporting their results. FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO and AFFO exclude depreciation and amortization related to real estate assets, gains and losses from real property dispositions and impairment losses on real estate assets, and certain transaction costs related to lodging property acquisition activities and debt, FFO and AFFO provide performance measures that, when compared year over year, reflect the effect to operations from trends in occupancy, guestroom rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. Our computation of FFO differs slightly from the computation of Nareit-defined FFO related to the reporting of depreciation and amortization expense on assets at our corporate offices, which is de minimis. Our computation of FFO may also differ from the methodology for calculating FFO used by other equity REITs and, accordingly, may not be comparable to such other REITs. FFO and AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Where indicated in this Earnings Release Supplement, FFO is based on our computation of FFO and not the computation of Nareit- defined FFO unless otherwise noted.

3 Non-GAAP Financial Measures (cont.) EBITDAre and Adjusted EBITDAre In September 2017, Nareit proposed a standardized performance measure, called EBITDAre, which is based on EBITDA and is expected to provide additional relevant information about REITs as real estate companies in support of growing interest among generalist investors. The conclusion was reached that, while dedicated REIT investors have long been accustomed to utilizing the industry’s supplemental measures such as FFO and net operating income (“NOI”) to evaluate the investment quality of REITs as real estate companies, it would be helpful to generalist investors for REITs as real estate companies to also present EBITDAre as a more widely known and understood supplemental measure of performance. EBITDAre is intended to be a supplemental non-GAAP performance measure that is independent of a company’s capital structure and will provide a uniform basis for one measurement of the enterprise value of a company compared to other REITs. EBITDAre, as defined by Nareit, is calculated as EBITDA, excluding: (i) loss and gains on disposition of property and (ii) asset impairments, if any. We believe EBITDAre is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results. We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional non-recurring or unusual items described below provides useful supplemental information to investors regarding our on-going operating performance. We believe that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to meet general operating expenses, to make capital expenditures and to fund other cash needs, or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results.

Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

5 Summary Financial Results (Unaudited) (Amounts in thousands, except per share metrics and statistics) For the Three Months Ended June 30, For the Six Months Ended June 30, 2026 2025 2026 2025 Net income (loss) attributable to common stockholders $ 3,867 $ (1,612) $ (6,574) $ (6,296) Net income (loss) per diluted share $ 0.04 $ (0.02) $ (0.06) $ (0.06) Total revenues $ 199,019 $ 192,917 $ 384,072 $ 377,395 EBITDAre (1) $ 66,475 $ 61,050 $ 122,241 $ 119,499 Adjusted EBITDAre (1) $ 54,834 $ 50,919 $ 99,026 $ 95,926 FFO (1) $ 32,438 $ 26,886 $ 53,028 $ 50,082 Adjusted FFO (1) $ 34,883 $ 32,707 $ 60,408 $ 60,066 FFO per diluted share and unit (1) $ 0.27 $ 0.22 $ 0.44 $ 0.40 Adjusted FFO per diluted share and unit (1) $ 0.29 $ 0.27 $ 0.50 $ 0.49 Pro Forma (2) and Same Store (3) RevPAR $ 136.06 $ 129.54 $ 131.34 $ 127.92 RevPAR Growth 5.0% 2.7 % Hotel EBITDA $ 72,487 $ 67,254 $ 135,861 $ 132,359 Hotel EBITDA Margin 36.4% 35.5% 35.4% 35.7 % Hotel EBITDA Margin Change 88 bps (25) bps 1. See tables later in this presentation for a discussion and reconciliation of Net income to non-GAAP financial measures, including earnings before interest, taxes, depreciation, and amortization (“EBITDA”), EBITDAre, adjusted EBITDAre, funds from operations (“FFO”), FFO per diluted share and unit, adjusted FFO (“AFFO”), and AFFO per diluted share and unit, as well as a reconciliation of Operating income to hotel EBITDA. See “Non-GAAP Financial Measures” at the end of this presentation. 2. Unless stated otherwise in this presentation, all pro forma information includes operating and financial results for 94 lodging properties owned as of June 30, 2026. 3. All same store information includes operating and financial results for 94 hotels owned as of January 1, 2025, and at all times during the three and six months ended June 30, 2026 and 2025.

Summary Pro Forma Operating Results (Unaudited)

(Amounts in thousands, except operating statistics)

	2025		2026		Trailing Twelve Months Ended
Pro Forma Operating Data: (1)	**Q3**	**Q4**	**Q1**	**Q2**	**June 30, 2026**
Pro forma room revenue	$ 153,213	$ 151,612	$ 162,052	$ 176,137	$ 643,014
Pro forma other hotel operations revenue	20,316	21,497	22,394	22,882	87,089
Pro forma total revenues	**173,529**	**173,109**	**184,446**	**199,019**	**730,103**
Pro forma total hotel operating expenses	120,465	118,069	121,072	126,532	486,138
Pro forma hotel EBITDA	**$ 53,064**	**$ 55,040**	**$ 63,374**	**$ 72,487**	**$ 243,965**
Pro forma hotel EBITDA Margin	*30.6 %*	*31.8 %*	*34.4 %*	*36.4 %*	*33.4 %*
Pro Forma Statistics: (1)					
Rooms sold	963,934	929,979	916,304	987,180	3,797,397
Rooms available	1,308,700	1,308,700	1,280,340	1,294,566	5,192,306
Occupancy	*73.7 %*	*71.1 %*	*71.6 %*	*76.3 %*	*73.1 %*
ADR	$ 158.95	$ 163.03	$ 176.85	$ 178.42	$ 169.33
RevPAR	$ 117.07	$ 115.85	$ 126.57	$ 136.06	$ 123.84
Actual Statistics:					
Rooms sold	987,833	941,803	920,670	987,180	3,837,486
Rooms available	1,341,084	1,325,524	1,286,440	1,294,566	5,247,614
Occupancy	*73.7 %*	*71.1 %*	*71.6 %*	*76.3 %*	*73.1 %*
ADR	$ 158.25	$ 162.60	$ 176.57	$ 178.42	$ 168.90
RevPAR	$ 116.57	$ 115.53	$ 126.37	$ 136.06	$ 123.52

1. Unaudited pro forma information includes operating results for 94 hotels owned as of June 30, 2026. For any hotels sold by the Company after July 1, 2025, the Company excludes the financial results of each of those hotels from July 1, 2025 to the date the hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

6

SUMMIT HOTEL PROPERTIES

7 Adjusted EBITDAre Reconciliation (Unaudited) (Amounts in thousands) For the Three Months Ended June 30, For the Six Months Ended June 30, 2026 2025 2026 2025 Net income $ 9,735 $ 2,037 $ 3,822 $ 2,660 Depreciation and amortization 36,413 37,259 73,187 74,489 Interest expense 22,068 20,628 42,518 40,584 Interest income on cash deposits (177) (132) (295) (245) Income tax (benefit) expense (1,430) 1,178 (538) 1,932 EBITDA 66,609 60,970 118,694 119,420 Loss on write-down of assets — — 3,641 — (Gain) loss on disposal of assets and other dispositions, net (134) 80 (94) 79 EBITDAre 66,475 61,050 122,241 119,499 Amortization of key money liabilities (164) (129) (293) (258) Equity-based compensation 1,426 2,789 3,427 4,705 Debt transaction costs 142 15 142 15 Non-cash lease expense, net 122 133 251 266 Casualty losses, net 294 430 622 724 Other 3 — 56 — (Income) loss related to non-controlling interests in consolidated joint ventures (776) 769 (1,944) (514) Adjustments related to non-controlling interests in consolidated joint ventures (12,688) (14,138) (25,476) (28,511) Adjusted EBITDAre $ 54,834 $ 50,919 $ 99,026 $ 95,926

8 Adjusted FFO Reconciliation (Unaudited) (Amounts in thousands, except per share metrics) For the Three Months Ended June 30, For the Six Months Ended June 30, 2026 2025 2026 2025 Net income $ 9,735 $ 2,037 $ 3,822 $ 2,660 Preferred dividends (3,968) (3,968) (7,938) (7,938) Distributions to and accretion of redeemable non-controlling interests (657) (657) (1,314) (1,314) (Income) loss related to non-controlling interests in consolidated joint ventures (776) 769 (1,944) (514) Net income (loss) applicable to common shares and Common Units 4,334 (1,819) (7,374) (7,106) Real estate-related depreciation 35,861 36,694 72,075 73,357 Loss on write-down of assets — — 3,641 — (Gain) loss on disposal of assets and other dispositions, net (134) 80 (94) 79 FFO adjustments related to non-controlling interests in consolidated joint ventures (7,623) (8,069) (15,220) (16,248) FFO applicable to common shares and Common Units 32,438 26,886 53,028 50,082 Amortization of deferred financing costs 1,919 1,677 3,916 3,350 Amortization of franchise fees 165 175 334 350 Amortization of intangible assets, net 224 262 486 524 Equity-based compensation 1,426 2,789 3,427 4,705 Debt transaction costs 142 15 142 15 Non-cash lease expense, net 122 133 251 266 Casualty losses, net 294 430 622 724 Deferred tax (benefit) expense (1,430) 843 (963) 1,168 Other 3 — 56 — AFFO adjustments related to non-controlling interests in consolidated joint ventures (420) (503) (891) (1,118) AFFO applicable to common shares and Common Units $ 34,883 $ 32,707 $ 60,408 $ 60,066 FFO per common share and Common Unit $ 0.27 $ 0.22 $ 0.44 $ 0.40 AFFO per common share and Common Unit $ 0.29 $ 0.27 $ 0.50 $ 0.49 Weighted-average diluted common shares and Common Units 121,154 123,125 121,511 123,742

Reconciliation to Adjusted EBITDA*re* - By Ownership Interest (Unaudited)

(Amounts in thousands, except statistics)

For The Three Months Ended June 30,	Summit Wholly-Owned 2026	Summit Wholly-Owned 2025	GIC Joint Venture [1] 2026	GIC Joint Venture [1] 2025	Other Joint Ventures [1] 2026	Other Joint Ventures [1] 2025	Combined 2026	Combined 2025	GIC JV Pro Rata Adj 2026	GIC JV Pro Rata Adj 2025	Other JVs Pro Rata Adj 2026	Other JVs Pro Rata Adj 2025	Pro Rata 2026	Pro Rata 2025
Number Rooms Sold	590,965	606,839	373,555	400,531	22,660	22,213	987,180	1,029,583						
Number of Rooms Available	766,584	777,656	500,773	521,734	27,209	25,208	1,294,566	1,324,598						
Occupancy	77.1 %	78.0 %	74.6 %	76.8 %	83.3 %	88.1 %	76.3 %	77.7 %						
Average Daily Rate	$ 181.30	$ 167.52	$ 171.53	$ 160.68	$ 217.09	$ 206.33	$ 178.42	$ 165.70						
Room Revenue PAR	$ 139.77	$ 130.72	$ 127.95	$ 123.36	$ 180.79	$ 181.81	$ 136.06	$ 128.79						
Room Revenue	$ 107,143	$ 101,657	$ 64,075	$ 64,359	$ 4,919	$ 4,583	$ 176,137	$ 170,599						
Other revenue	12,300	11,256	7,521	7,964	3,061	3,098	22,882	22,318						
Total Revenue	**$ 119,443**	**$ 112,913**	**$ 71,596**	**$ 72,323**	**$ 7,980**	**$ 7,681**	**$ 199,019**	**$ 192,917**						
Hotel EBITDA	**$ 42,699**	**$ 38,064**	**$ 27,537**	**$ 27,691**	**$ 2,343**	**$ 2,548**	**$ 72,579**	**$ 68,303**						
% margin	35.7 %	33.7 %	38.5 %	38.3 %	29.4 %	33.2 %	36.5 %	35.4 %						
Net income (loss)	$ 7,913	$ 3,656	$ 1,446	$ (1,656)	$ 376	$ 37	$ 9,735	$ 2,037	$ (738)	$ 773	$ (38)	$ (4)	$ 8,959	$ 2,806
Depreciation and amortization	19,289	19,456	15,692	16,617	1,432	1,186	36,413	37,259	(7,689)	(8,142)	(143)	(119)	28,581	28,998
Interest expense	11,456	7,813	10,058	11,507	554	1,308	22,068	20,628	(4,928)	(5,638)	(55)	(131)	17,085	14,859
Interest income	(149)	(119)	(26)	(13)	(2)	—	(177)	(132)	13	6	—	—	(164)	(126)
Income tax (benefit) expense	(1,202)	1,120	(228)	58	—	—	(1,430)	1,178	112	(28)	—	—	(1,318)	1,150
EBITDA	**37,307**	**31,926**	**26,942**	**26,513**	**2,360**	**2,531**	**66,609**	**60,970**	**(13,230)**	**(13,029)**	**(236)**	**(254)**	**53,143**	**47,687**
(Gain) loss on disposal of assets and other dispositions, net	(112)	61	(22)	19	—	—	(134)	80	11	(9)	—	—	(123)	71
EBITDA*re*	**37,195**	**31,987**	**26,920**	**26,532**	**2,360**	**2,531**	**66,475**	**61,050**	**(13,219)**	**(13,038)**	**(236)**	**(254)**	**53,020**	**47,758**
Amortization of key money liabilities	(94)	(60)	(52)	(51)	(18)	(18)	(164)	(129)	25	25	2	2	(137)	(102)
Equity-based compensation	1,426	2,789	—	—	—	—	1,426	2,789	—	—	—	—	1,426	2,789
Debt transaction costs	142	—	—	—	—	15	142	15	—	—	—	(2)	142	13
Non-cash lease expense, net	123	126	(1)	7	—	—	122	133	—	(3)	—	—	122	130
Casualty losses, net	138	283	156	141	—	6	294	430	(76)	(69)	—	(1)	218	360
Other	419	(315)	—	—	(416)	315	3	—	(2)	—	42	(29)	43	(29)
Adjusted EBITDA*re*	**$ 39,349**	**$ 34,810**	**$ 27,023**	**$ 26,629**	**$ 1,926**	**$ 2,849**	**$ 68,298**	**$ 64,288**	**$ (13,272)**	**$ (13,085)**	**$ (192)**	**$ (284)**	**$ 54,834**	**$ 50,919**

1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.

9

SUMMIT HOTEL PROPERTIES

Reconciliation to Adjusted EBITDA*re* - By Ownership Interest (Unaudited)

(Amounts in thousands, except statistics)

For The Six Months Ended June 30,	Summit Wholly-Owned 2026	Summit Wholly-Owned 2025	GIC Joint Venture (2) 2026	GIC Joint Venture (2) 2025	Other Joint Ventures (2) 2026	Other Joint Ventures (2) 2025	Combined 2026	Combined 2025	GIC JV Pro Rata Adj 2026	GIC JV Pro Rata Adj 2025	Other JVs Pro Rata Adj 2026	Other JVs Pro Rata Adj 2025	Pro Rata 2026	Pro Rata 2025
Number Rooms Sold	1,124,583	1,146,478	737,073	784,518	46,194	44,692	1,907,850	1,975,688						
Number of Rooms Available	1,524,744	1,546,706	1,002,143	1,037,794	54,119	50,048	2,581,006	2,634,548						
Occupancy	73.8 %	74.1 %	73.5 %	75.6 %	85.4 %	89.3 %	73.9 %	75.0 %						
Average Daily Rate	$ 176.09	$ 166.09	$ 174.40	$ 169.38	$ 262.65	$ 246.73	$ 177.53	$ 169.22						
Room Revenue PAR	$ 129.87	$ 123.11	$ 128.27	$ 128.05	$ 224.19	$ 220.33	$ 131.23	$ 126.90						
Room Revenue	$ 198,024	$ 190,418	$ 128,544	$ 132,885	$ 12,133	$ 11,027	$ 338,701	$ 334,330						
Other revenue	23,756	20,928	15,568	15,954	6,047	6,183	45,371	43,065						
Total Revenue	**$ 221,780**	**$ 211,346**	**$ 144,112**	**$ 148,839**	**$ 18,180**	**$ 17,210**	**$ 384,072**	**$ 377,395**						
Hotel EBITDA	**$ 73,272**	**$ 67,440**	**$ 56,021**	**$ 59,751**	**$ 6,717**	**$ 6,739**	**$ 136,010**	**$ 133,930**						
% margin	33.0 %	31.9 %	38.9 %	40.1 %	36.9 %	39.2 %	35.4 %	35.5 %						
Net (loss) income	$ (2,221)	$ (164)	$ 3,289	$ 545	$ 2,754	$ 2,279	$ 3,822	$ 2,660	$ (1,669)	$ (286)	$ (275)	$ (228)	$ 1,878	$ 2,146
Depreciation and amortization	39,052	38,736	31,274	33,476	2,861	2,277	73,187	74,489	(15,324)	(16,403)	(286)	(228)	57,577	57,858
Interest expense	21,216	15,469	20,171	22,952	1,131	2,163	42,518	40,584	(9,884)	(11,246)	(113)	(216)	32,521	29,122
Interest income	(244)	(221)	(49)	(24)	(2)	—	(295)	(245)	24	12	—	—	(271)	(233)
Income tax (benefit) expense	(391)	1,239	(147)	693	—	—	(538)	1,932	72	(340)	—	—	(466)	1,592
EBITDA	**57,412**	**55,059**	**54,538**	**57,642**	**6,744**	**6,719**	**118,694**	**119,420**	**(26,781)**	**(28,263)**	**(674)**	**(672)**	**91,239**	**90,485**
Loss on write-down of assets	3,641	—	—	—	—	—	3,641	—	—	—	—	—	3,641	—
(Gain) loss on disposal of assets and other dispositions, net	(108)	38	14	41	—	—	(94)	79	(7)	(20)	—	—	(101)	59
EBITDA*re*	**60,945**	**55,097**	**54,552**	**57,683**	**6,744**	**6,719**	**122,241**	**119,499**	**(26,788)**	**(28,283)**	**(674)**	**(672)**	**94,779**	**90,544**
Amortization of key money liabilities	(154)	(119)	(103)	(103)	(36)	(36)	(293)	(258)	50	50	4	4	(239)	(204)
Equity-based compensation	3,427	4,705	—	—	—	—	3,427	4,705	—	—	—	—	3,427	4,705
Debt transaction costs	141	—	1	—	—	15	142	15	—	—	—	(2)	142	13
Non-cash lease expense, net	246	253	5	13	—	—	251	266	(2)	(6)	—	—	249	260
Casualty losses, net	431	540	185	170	6	14	622	724	(91)	(83)	(1)	(1)	530	640
Other	880	(315)	—	—	(824)	315	56	—	—	—	82	(32)	138	(32)
Adjusted EBITDA*re*	**$ 65,916**	**$ 60,161**	**$ 54,640**	**$ 57,763**	**$ 5,890**	**$ 7,027**	**$ 126,446**	**$ 124,951**	**$ (26,831)**	**$ (28,322)**	**$ (589)**	**$ (703)**	**$ 99,026**	**$ 95,926**

1. Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable.
2. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.

10

SUMMIT HOTEL PROPERTIES

Reconciliation to Adjusted FFO - By Ownership Interest (Unaudited)

(Amounts in thousands, except per share metrics)

	Summit Wholly-Owned		GIC Joint Venture [1]		Other Joint Ventures [1]		Combined		GIC JV Pro Rata Adj		Other JVs Pro Rata Adj		Pro Rata	
For The Three Months Ended June 30,	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025
Net income (loss)	$ 7,913	$ 3,656	$ 1,446	$ (1,656)	$ 376	$ 37	$ 9,735	$ 2,037	$ (738)	$ 773	$ (38)	$ (4)	$ 8,959	$ 2,806
Preferred dividends	(3,968)	(3,968)	—	—	—	—	(3,968)	(3,968)	—	—	—	—	(3,968)	(3,968)
Distributions to and accretion of redeemable non-controlling interests	(657)	(657)	—	—	—	—	(657)	(657)	—	—	—	—	(657)	(657)
Net income (loss) applicable to common shares and Common Units	**3,288**	**(969)**	**1,446**	**(1,656)**	**376**	**37**	**5,110**	**(2,588)**	**(738)**	**773**	**(38)**	**(4)**	**4,334**	**(1,819)**
Real estate-related depreciation	19,158	19,316	15,289	16,210	1,414	1,168	35,861	36,694	(7,493)	(7,943)	(141)	(117)	28,227	28,634
Loss on write-down of assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—
(Gain) loss on disposal of assets and other dispositions, net	(112)	61	(22)	19	—	—	(134)	80	11	(9)	—	—	(123)	71
FFO applicable to common shares and Common Units	**22,334**	**18,408**	**16,713**	**14,573**	**1,790**	**1,205**	**40,837**	**34,186**	**(8,220)**	**(7,179)**	**(179)**	**(121)**	**32,438**	**26,886**
Amortization of deferred financing costs	1,197	1,062	645	554	77	61	1,919	1,677	(316)	(271)	(8)	(6)	1,595	1,400
Amortization of franchise fees	84	89	81	86	—	—	165	175	(40)	(42)	—	—	125	133
Amortization of intangible assets	(46)	(8)	270	270	—	—	224	262	(132)	(132)	—	—	92	130
Equity based compensation	1,426	2,789	—	—	—	—	1,426	2,789	—	—	—	—	1,426	2,789
Debt transaction costs	142	—	—	—	—	15	142	15	—	—	—	(2)	142	13
Non-cash lease expense, net	122	126	—	7	—	—	122	133	—	(3)	—	—	122	130
Casualty losses, net	138	283	156	141	—	6	294	430	(76)	(69)	—	(1)	218	360
Deferred tax (benefit) expense	(1,202)	956	(228)	(113)	—	—	(1,430)	843	112	55	—	—	(1,318)	898
Other	419	(315)	—	—	(416)	315	3	—	(2)	—	42	(32)	43	(32)
AFFO applicable to common shares and common units [2]	**$ 24,614**	**$ 23,390**	**$ 17,637**	**$ 15,518**	**$ 1,451**	**$ 1,602**	**$ 43,702**	**$ 40,510**	**$ (8,674)**	**$ (7,641)**	**$ (145)**	**$ (162)**	**$ 34,883**	**$ 32,707**
FFO per common share and Common Unit													$ 0.27	$ 0.22
AFFO per common share and Common Unit													$ 0.29	$ 0.27
Weighted-average diluted common shares and Common Units [2]													121,154	123,125

1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.
2. The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company's operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company's option, shares of the Company's common stock on a one-for-one basis.

11

SUMMIT HOTEL PROPERTIES

Reconciliation to Adjusted FFO - By Ownership Interest (Unaudited)

(Amounts in thousands, except per share metrics)

For The Six Months Ended June 30,	Summit Wholly-Owned 2026	Summit Wholly-Owned 2025	GIC Joint Venture [1] 2026	GIC Joint Venture [1] 2025	Other Joint Ventures [1] 2026	Other Joint Ventures [1] 2025	Combined 2026	Combined 2025	GIC JV Pro Rata Adj 2026	GIC JV Pro Rata Adj 2025	Other JVs Pro Rata Adj 2026	Other JVs Pro Rata Adj 2025	Pro Rata 2026	Pro Rata 2025
Net (loss) income	$ (2,221)	$ (164)	$ 3,289	$ 545	$ 2,754	$ 2,279	$ 3,822	$ 2,660	$ (1,669)	$ (286)	$ (275)	$ (228)	$ 1,878	$ 2,146
Preferred dividends	(7,938)	(7,938)	—	—	—	—	(7,938)	(7,938)	—	—	—	—	(7,938)	(7,938)
Distributions to and accretion of redeemable non-controlling interests	(1,314)	(1,314)	—	—	—	—	(1,314)	(1,314)	—	—	—	—	(1,314)	(1,314)
Net (loss) income applicable to common shares and Common Units	**(11,473)**	**(9,416)**	**3,289**	**545**	**2,754**	**2,279**	**(5,430)**	**(6,592)**	**(1,669)**	**(286)**	**(275)**	**(228)**	**(7,374)**	**(7,106)**
Real estate-related depreciation	38,781	38,454	30,469	32,662	2,825	2,241	72,075	73,357	(14,930)	(16,004)	(283)	(224)	56,862	57,129
Loss on write-down of assets	3,641	—	—	—	—	—	3,641	—	—	—	—	—	3,641	—
(Gain) loss on disposal of assets and other dispositions, net	(108)	38	14	41	—	—	(94)	79	(7)	(20)	—	—	(101)	59
FFO applicable to common shares and Common Units	**30,841**	**29,076**	**33,772**	**33,248**	**5,579**	**4,520**	**70,192**	**66,844**	**(16,606)**	**(16,310)**	**(558)**	**(452)**	**53,028**	**50,082**
Amortization of deferred financing costs	2,475	2,167	1,290	1,107	151	76	3,916	3,350	(632)	(542)	(15)	(8)	3,269	2,800
Amortization of franchise fees	172	179	162	171	—	—	334	350	(79)	(84)	—	—	255	266
Amortization of intangible assets	(54)	(16)	540	540	—	—	486	524	(265)	(265)	—	—	221	259
Equity based compensation	3,427	4,705	—	—	—	—	3,427	4,705	—	—	—	—	3,427	4,705
Debt transaction costs	141	—	1	—	—	15	142	15	—	—	—	(2)	142	13
Non-cash lease expense, net	246	253	5	13	—	—	251	266	(2)	(6)	—	—	249	260
Casualty losses, net	431	540	185	170	6	14	622	724	(91)	(83)	(1)	(1)	530	640
Deferred tax (benefit) expense	(735)	974	(228)	194	—	—	(963)	1,168	112	(95)	—	—	(851)	1,073
Other	880	(315)	—	—	(824)	315	56	—	—	—	82	(32)	138	(32)
AFFO applicable to common shares and common units [3]	**$ 37,824**	**$ 37,563**	**$ 35,727**	**$ 35,443**	**$ 4,912**	**$ 4,940**	**$ 78,463**	**$ 77,946**	**$ (17,563)**	**$ (17,385)**	**$ (492)**	**$ (495)**	**$ 60,408**	**$ 60,066**
FFO per common share and Common Unit													$ 0.44	$ 0.40
AFFO per common share and Common Unit													$ 0.50	$ 0.49
Weighted-average diluted common shares and Common Units [3]													121,511	123,742

1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.
2. Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable.
3. The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company's operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company's option, shares of the Company's common stock on a one-for-one basis.

12

13 Full Year 2026 Outlook (Unaudited) (Amounts in thousands, except per share metrics and statistics) 1. All pro forma information includes operating and financial results for 92 lodging assets owned as of August 5, 2026 and excludes the financial results of hotels sold by the Company after January 1, 2025. Pro forma and non-GAAP financial measures are unaudited. FYE 2026 Outlook Low High Variance to Prior Midpoint % Change to Prior Midpoint Pro Forma RevPAR Growth (1) 1.75% 3.25% 0.75% — % Adjusted EBITDAre $ 175,000 $ 182,000 $ 3,000 1.7 % Adjusted FFO $ 95,500 $ 103,000 $ 3,300 3.4 % Adjusted FFO per share of common share and Common Units $ 0.79 $ 0.85 $ 0.02 2.5 % Capital Expenditures, Pro Rata $ 55,000 $ 65,000 $ — — % The Company’s updated outlook for the full year 2026 is based on 92 lodging assets owned as of August 5, 2026. Our previous guidance ranges incorporated ownership of the recently sold Courtyard by Marriott, Dallas (Arlington South), TX and Residence Inn by Marriott, Dallas (Arlington South), TX hotels which were expected to contribute approximately $0.5 million of hotel EBITDA in the remaining five months of 2026. These hotels are no longer included in our updated guidance ranges. Based on actual results for the first six months of the year and recent operating trends, the Company is increasing the low and high end of its guidance ranges for pro forma RevPAR growth, Adjusted EBITDAre, Adjusted FFO, and Adjusted FFO per share. There are no additional acquisitions, dispositions, share repurchases, or capital markets activities assumed in the Company’s full year 2026 outlook.

Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

Pro Forma Operating Results - By Ownership Interest (Unaudited)

(Amounts in thousands, except statistics)

	INN Wholly-Owned (52 Hotels)		GIC Joint Venture (39 Hotels)		Other Joint Ventures (3 Hotels)		Pro Forma (94 Hotels)	
For The Three Months Ended June 30,	2026	2025	2026	2025	2026	2025	2026	2025
Pro Forma Operating Data [1]								
Occupancy	77.1 %	78.1 %	74.6 %	76.6 %	83.3 %	88.1 %	76.3 %	77.7 %
ADR	$ 181.30	$ 168.00	$ 171.53	$ 162.18	$ 217.09	$ 206.33	$ 178.42	$ 166.63
RevPAR	$ 139.77	$ 131.28	$ 127.95	$ 124.24	$ 180.79	$ 181.81	$ 136.06	$ 129.54
Occupancy change	*(1.3)%*		*(2.6)%*		*(5.5)%*		*(1.9)%*	
ADR change	*7.9 %*		*5.8 %*		*5.2 %*		*7.1 %*	
RevPAR change	*6.5 %*		*3.0 %*		*(0.6)%*		*5.0 %*	
Pro forma total revenues	$ 119,443	$ 111,781	$ 71,596	$ 69,781	$ 7,980	$ 7,680	$ 199,019	$ 189,242
Pro forma hotel EBITDA	$ 42,688	$ 37,981	$ 27,455	$ 26,725	$ 2,344	$ 2,548	$ 72,487	$ 67,254
Pro forma hotel EBITDA Margin	*35.7 %*	*34.0 %*	*38.3 %*	*38.3 %*	*29.4 %*	*33.2 %*	*36.4 %*	*35.5 %*

1. Unaudited pro forma information includes operating results for 94 hotels owned as of June 30, 2026. For any hotels sold by the Company after January 1, 2025 (the "Disposed Hotels"), the Company excludes the financial results of each of the Disposed Hotels from January 1, 2025 to the date the Disposed Hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

15

SUMMIT HOTEL PROPERTIES

Pro Forma Operating Results - By Ownership Interest (Unaudited)

(Amounts in thousands, except statistics)

	INN Wholly-Owned (52 Hotels)		GIC Joint Venture (39 Hotels)		Other Joint Ventures (3 Hotels)		Pro Forma (94 Hotels)	
For The Six Months Ended June 30,	**2026**	**2025**	**2026**	**2025**	**2026**	**2025**	**2026**	**2025**
Pro Forma Operating Data [(1)]								
Occupancy	73.8 %	74.3 %	73.6 %	75.6 %	85.4 %	89.3 %	73.9 %	75.1 %
ADR	$ 176.09	$ 166.56	$ 174.74	$ 171.29	$ 262.65	$ 246.73	$ 177.67	$ 170.26
RevPAR	$ 129.87	$ 123.81	$ 128.54	$ 129.56	$ 224.19	$ 220.33	$ 131.34	$ 127.92
Occupancy change	*(0.8)%*		*(2.7)%*		*(4.4)%*		*(1.6)%*	
ADR change	*5.7 %*		*2.0 %*		*6.5 %*		*4.4 %*	
RevPAR change	*4.9 %*		*(0.8)%*		*1.8 %*		*2.7 %*	
Pro forma total revenues	$ 221,780	$ 209,497	$ 143,505	$ 144,306	$ 18,180	$ 17,210	$ 383,465	$ 371,013
Pro forma hotel EBITDA	$ 73,277	$ 67,436	$ 55,867	$ 58,184	$ 6,717	$ 6,739	$ 135,861	$ 132,359
Pro forma hotel EBITDA Margin	*33.0 %*	*32.2 %*	*38.9 %*	*40.3 %*	*36.9 %*	*39.2 %*	*35.4 %*	*35.7 %*

1. Unaudited pro forma information includes operating results for 94 hotels owned as of June 30, 2026, as if all such hotels had been owned by the Company since January 1, 2025. For any Acquired Hotels, the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the Pre-acquisition Period. The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. For any Disposed Hotels, the Company excludes the financial results of each of the Disposed Hotels from January 1, 2025 to the date the Disposed Hotels were sold by the Company in determining pro forma total revenues and pro forma hotel operating expenses. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

16

SUMMIT HOTEL PROPERTIES

Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

Capitalization - Total Enterprise Value (Unaudited)

(Amounts in thousands, except common share price & dividends)

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Common Share Price & Dividends					
At quarter ended	$ 7.01	$ 4.42	$ 4.87	$ 5.49	$ 5.09
High during quarter ended	$ 7.15	$ 4.97	$ 5.79	$ 6.00	$ 5.56
Low during quarter ended	$ 4.19	$ 3.98	$ 4.73	$ 4.61	$ 3.57
Common dividends per share	$ 0.08	$ 0.08	$ 0.08	$ 0.08	$ 0.08
Common Shares & Units					
Common shares outstanding	107,854	108,414	108,799	108,803	108,812
Common units outstanding	13,009	13,009	13,009	13,009	13,009
Total common shares and units outstanding	120,863	121,423	121,808	121,812	121,821
Capitalization					
Market value of common equity at quarter end	$ 847,250	$ 536,690	$ 593,205	$ 668,748	$ 620,069
Par value of preferred equity - 6.250% Series E	160,000	160,000	160,000	160,000	160,000
Par value of preferred equity - 5.875% Series F	100,000	100,000	100,000	100,000	100,000
Par value of preferred equity - 5.250% Series Z	50,000	50,000	50,000	50,000	50,000
Consolidated total debt	1,389,084	1,409,154	1,404,143	1,433,483	1,434,703
Less: Consolidated unrestricted cash	(36,933)	(44,773)	(36,110)	(41,135)	(39,490)
Consolidated total enterprise value	2,509,401	2,211,071	2,271,238	2,371,096	2,325,282
Noncontrolling interest in consolidated total debt - GIC JV	(319,032)	(319,066)	(322,735)	(327,311)	(325,460)
Noncontrolling interest in consolidated total debt - Other JVs	(5,800)	(5,800)	(5,800)	(5,800)	(5,800)
Noncontrolling interest in consolidated total cash - GIC JV	7,372	9,690	5,759	7,116	6,140
Noncontrolling interest in consolidated total cash - Other JVs	213	272	256	239	258
Pro rata total enterprise value	$ 2,192,154	$ 1,896,167	$ 1,948,718	$ 2,045,340	$ 2,000,420

18

SUMMIT HOTEL PROPERTIES

Debt Schedule - Part I (Unaudited)

(Amounts in thousands except for number of properties)

As of June 30, 2026	Spread	Base Rate	Interest Rate	Fixed/ Variable	Fully-Extended Maturity Date	Number of Encumbered Properties	Principal Outstanding	Non-controlling Interests	Pro Rata Principal Outstanding
Senior Credit Facility									
$400 Million Revolver	1.95%	3.64%	5.59%	Variable	June 2031	n/a	$ 5,000	$ —	$ 5,000
$200 Million Term Loan	1.90%	3.64%	5.54%	Variable	June 2031	n/a	200,000	—	200,000
$50 Million Delayed Draw Term Loan	1.90%	3.64%	5.54%	Variable	June 2031	n/a	—	—	—
Total Senior Credit and Term Loan Facility							205,000	—	205,000
Term Loans									
Regions Bank 2024 Term Loan Facility	2.10%	3.64%	5.74%	Variable	February 2029	n/a	200,000	—	200,000
2025 Delayed Draw Term Loan	2.10%	3.64%	5.74%	Variable	March 2030	n/a	275,000	—	275,000
							475,000	—	475,000
Total Operating Partnership Debt							680,000	—	680,000
Brickell Joint Venture Mortgage Loan									
Wells Fargo Bank, N.A.	2.30%	3.62%	5.92%	Variable	May 2030	2	58,000	(5,800)	52,200
GIC Joint Venture Credit Facility and Term Loans									
$125 Million Revolver	2.15%	3.64%	5.79%	Variable	September 2028	n/a	125,000	(61,250)	63,750
$125 Million Term Loan	2.10%	3.64%	5.74%	Variable	September 2028	n/a	125,000	(61,250)	63,750
Bank of America, N.A. 2025 Term Loan	2.35%	3.64%	5.99%	Variable	July 2030	n/a	383,430	(187,881)	195,549
Wells Fargo	n/a	n/a	4.99%	Fixed	June 2028	1	12,110	(5,934)	6,176
PACE Loan	n/a	n/a	6.10%	Fixed	July 2040	n/a	5,544	(2,717)	2,827
Total GIC Joint Venture Credit Facility and Term Loans						1	651,084	(319,032)	332,052
Total Joint Venture Debt						3	709,084	(324,832)	384,252
Total Debt						3	$ 1,389,084	$ (324,832)	$ 1,064,252

19

SUMMIT HOTEL PROPERTIES

20 Debt Schedule - Part II (Unaudited) (Amounts in thousands) As of June 30, 2026 Principal Amount Outstanding Fixed Debt Outstanding Variable Debt Outstanding Effective Interest Rate Total Debt $ 1,389,084 $ 17,654 $ 1,371,430 5.79 % Non-controlling Interests in Joint Ventures (324,832) (8,651) (316,181) Pro Rata Debt $ 1,064,252 $ 9,003 $ 1,055,249 5.76% % of Pro Rata Debt 100% 1% 99 % Pro Rata Adjustment for Swaps in Effect — 530,200 (530,200) Pro Rata Debt Including Swaps $ 1,064,252 $ 539,203 $ 525,049 5.46% % of Pro Rata Debt Including Swaps 100% 51% 49 % Notional Effective Maturity Interest Rate Swaps Value Swap Rate Date Date Capital One - 2022 - $100mm $ 100,000 2.6000 % January 31, 2023 January 31, 2027 Regions - 2022 - $100mm 100,000 2.5625 % January 31, 2023 January 31, 2029 Wells Fargo - 2025 - $58mm 58,000 3.5740 % June 2, 2025 May 15, 2028 Bank of America - 2025 - $150mm 150,000 3.2605 % January 13, 2026 January 13, 2028 Fifth-Third Bank - 2025 - $150mm 150,000 3.2650 % January 13, 2026 January 13, 2028 U.S. Bank National Association - 2025 - $125mm 125,000 3.3135 % December 31, 2025 December 31, 2027 Total Swaps $ 683,000 3.0989%

21 Debt Schedule - Part III (Unaudited) (1) Amounts are in millions ($) and assumes fully-extended maturities for all loans. Reflects pro rata debt totals. Pro Rata Debt Maturity Ladder at June 30, 2026 $5.0 $275.0 $200.0 $127.5 $52.2 $200.0 $195.6 $6.2 $2.8 $400M Senior Revolver $50M Delayed Draw Term Loan 2025 Delayed Draw Term Loan $200M Senior Term Loan GIC JV Credit Facility Brickell JV Mortgage Debt Regions Bank 2024 Term Loan Facility $400M GIC JV Term Loan Mortgage Debt 2026 2027 2028 2029 2030 2031 2032 + $0 $100 $200 $300 $400 $500 $600 (1)

Table of Contents Section I Section II Section III Section IV Section V Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
INN Wholly-Owned (100% Ownership)				
Hyatt Place - Denver South/Park Meadows	1	127	Upscale	Suburban
Hyatt Place - Denver Tech Center	1	126	Upscale	Suburban
Hyatt Place - Scottsdale/Old Town	1	126	Upscale	Resort
Holiday Inn Express & Suites - San Francisco/Fisherman's Wharf	1	252	Upper Midscale	Urban
Courtyard - Dallas/Arlington South (1)	1	103	Upscale	Suburban
Residence Inn - Dallas/Arlington South (1)	1	96	Upscale	Suburban
Hyatt Place - Orlando/Convention Center	1	151	Upscale	Resort
Hyatt Place - Orlando/Universal	1	150	Upscale	Resort
Hyatt Place - Minneapolis/Downtown	1	213	Upscale	Urban
Springhill Suites - Nashville MetroCenter	1	78	Upscale	Urban
Courtyard - New Orleans Downtown Near the French Quarter	1	140	Upscale	Urban
Hyatt Place - Portland Airport/Cascade Station	1	136	Upscale	Airport
Residence Inn - Portland Airport at Cascade Station	1	124	Upscale	Airport
Courtyard - New Orleans/Metairie	1	153	Upscale	Suburban
Staybridge Suites - Denver/Cherry Creek	1	121	Upscale	Suburban
Hyatt House - Denver Tech Center	1	135	Upscale	Suburban
Courtyard - Atlanta Downtown	1	150	Upscale	Urban
Hyatt Place - Garden City	1	122	Upscale	Suburban
Residence Inn - New Orleans/Metairie	1	120	Upscale	Suburban
Hilton Garden Inn - Greenville	1	120	Upscale	Suburban
Fairfield Inn & Suites - Louisville Downtown	1	140	Upper Midscale	Urban

(1) - The Courtyard and the Residence Inn - Dallas/Arlington South were sold in July 2026.

23

SUMMIT HOTEL PROPERTIES

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
INN Wholly-Owned (100% Ownership), (cont.)				
SpringHill Suites - Louisville Downtown	1	198	Upscale	Urban
SpringHill Suites - Indianapolis Downtown	1	156	Upscale	Urban
Courtyard - Indianapolis Downtown	1	297	Upscale	Urban
Hampton Inn & Suites - San Diego/Poway	1	108	Upper Midscale	Suburban
Hampton Inn & Suites - Camarillo	1	116	Upper Midscale	Suburban
Hilton Garden Inn - Houston/Galleria Area	1	182	Upscale	Urban
Doubletree by Hilton San Francisco Airport North Bayfront	1	210	Upscale	Airport
Hilton Garden Inn - Houston/Energy Corridor	1	190	Upscale	Suburban
Hampton Inn & Suites - Austin/Downtown/Convention Center	1	209	Upper Midscale	Urban
Hampton Inn & Suites - Minneapolis/Downtown	1	211	Upper Midscale	Urban
Residence Inn - Bridgewater/Branchburg	1	101	Upscale	Suburban
Hyatt House - Across From Universal Orlando Resort	1	168	Upscale	Resort
Residence Inn - Baltimore/Hunt Valley	1	141	Upscale	Suburban
Hotel Indigo - Asheville Downtown	1	117	Upper Upscale	Urban
Courtyard - Atlanta Decatur Downtown/Emory	1	179	Upscale	Suburban
Courtyard - Nashville Vanderbilt/West End	1	226	Upscale	Urban
Residence Inn - Atlanta Midtown/Peachtree at 17th	1	160	Upscale	Urban
Hyatt House - Miami Airport	1	163	Upscale	Airport
Marriott - Boulder	1	165	Upper Upscale	Urban
Hyatt Place - Chicago/Downtown-The Loop	1	206	Upscale	Urban
Hyatt Place - Phoenix/Mesa	1	152	Upscale	Suburban
Courtyard - Oceanside Fort Lauderdale Beach	1	261	Upscale	Resort

24

SUMMIT HOTEL PROPERTIES

25 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location INN Wholly-Owned (100% Ownership), (cont.) Courtyard - Charlotte City Center 1 182 Upscale Urban Hampton Inn & Suites - Baltimore Inner Harbor 1 116 Upper Midscale Urban Residence Inn - Baltimore Downtown/Inner Harbor 1 189 Upscale Urban Courtyard - Fort Worth Downtown/Blackstone 1 203 Upscale Urban AC Hotel - Atlanta Downtown 1 255 Upscale Urban Hilton Garden Inn - Waltham 1 148 Upscale Suburban Residence Inn - Cleveland Downtown 1 175 Upscale Urban Courtyard - New Haven at Yale 1 207 Upscale Urban Residence Inn - Boston/Watertown 1 150 Upscale Suburban INN Wholly-Owned (100% Ownership) 52 8,424

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
GIC Joint Venture (51% Ownership)				
Courtyard - Scottsdale North	1	153	Upscale	Resort
Springhill Suites - Scottsdale North	1	121	Upscale	Resort
Hampton Inn & Suites - Tampa/Ybor City/Downtown	1	138	Upper Midscale	Urban
Homewood Suites - Aliso Viejo/Laguna Beach	1	129	Upscale	Suburban
Courtyard - Pittsburgh Downtown	1	183	Upscale	Urban
Homewood Suites - Tucson/St. Philip's Plaza University	1	122	Upscale	Resort
Hampton Inn & Suites - Silverthorne	1	88	Upper Midscale	Resort
Hilton Garden Inn - San Jose / Milpitas	1	161	Upscale	Suburban
Residence Inn - Portland Downtown / Riverplace	1	258	Upscale	Urban
Residence Inn - Portland / Hillsboro	1	122	Upscale	Suburban
Residence Inn - Steamboat Springs	1	110	Upscale	Small Metro/Town
Embassy Suites - Tucson / Paloma Village	1	120	Upper Upscale	Resort
Residence Inn - Scottsdale North	1	120	Upscale	Resort
AC Hotel - Dallas Downtown	1	128	Upscale	Urban
Residence Inn - Dallas Downtown	1	121	Upscale	Urban
Hampton Inn & Suites - Dallas Downtown	1	176	Upper Midscale	Urban
SpringHill Suites - Dallas Downtown	1	148	Upscale	Urban
Hilton Garden Inn - Grapevine at Silver Lake Crossing	1	152	Upscale	Airport
Holiday Inn Express & Suites - DFW / Grapevine	1	95	Upper Midscale	Airport
Courtyard - Dallas DFW Airport / North Grapevine	1	181	Upscale	Airport
TownePlace Suites - Dallas / Grapevine	1	120	Upper Midscale	Airport
Hyatt Place - Dallas / Grapevine	1	125	Upscale	Airport

26

SUMMIT HOTEL PROPERTIES

27 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location GIC Joint Venture (51% Ownership) AC Hotel - Dallas / Frisco 1 150 Upscale Suburban Residence Inn - Dallas / Frisco 1 150 Upscale Suburban Canopy Hotel - Dallas / Frisco Station 1 150 Upper Upscale Suburban Residence Inn - Tyler 1 119 Upscale Small Metro/Town AC Hotel - Houston Downtown 1 195 Upscale Urban Homewood Suites - Midland 1 118 Upscale Suburban Hyatt Place - Lubbock 1 125 Upscale Urban Embassy Suites - Amarillo Downtown 1 226 Upper Upscale Urban AC Hotel - Oklahoma City / Bricktown 1 142 Upscale Urban Hyatt Place - Oklahoma City / Bricktown 1 134 Upscale Urban Holiday Inn Express & Suites - Oklahoma City Downtown / Bricktown 1 124 Upper Midscale Urban SpringHill Suites - New Orleans Downtown / Canal Street 1 74 Upscale Urban TownePlace Suites - New Orleans Downtown / Canal Street 1 105 Upper Midscale Urban Canopy Hotel - New Orleans Downtown 1 176 Upper Upscale Urban The Nordic Lodge - Steamboat Springs 1 45 Independent Small Metro/Town Hampton Inn Boston-Logan Airport 1 250 Upper Midscale Airport Hilton Garden Inn Tysons Corner 1 149 Upscale Urban GIC Joint Venture (51% Ownership) 39 5,503

28 Asset Listing (Unaudited) (1) Asset listing excludes two parking garages located in Dallas, TX and Frisco, TX. Hotels Rooms STR Chain Scale STR Location Other Joint Ventures (90% Ownership) AC Hotels by Marriott - Miami Brickell 1 156 Upscale Urban Element - Miami Brickell 1 108 Upscale Urban Onera - Fredericksburg 1 35 N/A Small Metro/Town Other Joint Ventures (90% Ownership) 3 299 Pro Forma (1) 94 14,226